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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting material under Rule 14a-12

                              APPLICA INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):
[_]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
        COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF APPLICA INCORPORATED ("APPLICA COMMON STOCK")
--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:
        15,164,300 SHARES OF APPLICA COMMON STOCK
--------------------------------------------------------------------------------
        935,796 OPTIONS TO PURCHASE SHARES OF APPLICA COMMON STOCK
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
        $6.50  PER SHARE OF APPLICA COMMON STOCK
--------------------------------------------------------------------------------
        $6.50  MINUS WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS
        OF $4.25 PER SHARE SUBJECT TO OPTION
--------------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
        $100,713,616
--------------------------------------------------------------------------------
(5)     Total fee paid:
        $10,776.36
--------------------------------------------------------------------------------
[_]     Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)     Amount previously paid:
        $9,910.49
--------------------------------------------------------------------------------
(2)     Form, schedule or registration statement no.:
        SCHEDULE 14A
--------------------------------------------------------------------------------
(3)     Filing party:
        APPLICA INCORPORATED
------------------------------------------------------------------------------
(4)      Date Filed:
         NOVEMBER 2, 2006
------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                             APPLICA INCORPORATED
                              3633 Flamingo Road
                            Miramar, Florida 33027

                         SUPPLEMENT TO PROXY STATEMENT


Dear Fellow Shareholder:                                      December 15, 2006

        On or about December 6, 2006, we mailed to you a definitive proxy statement relating to a special meeting of our shareholders to be held on December 28, 2006 for the purpose of considering and voting on a proposal to adopt the Agreement and Plan of Merger, dated as of October 19, 2006, among Applica and APN Holding Company, Inc. and APN Mergersub, Inc. (which are subsidiaries of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P., and which we refer to, along with such funds, as Harbinger), pursuant to which, among other things, upon the merger becoming effective, each outstanding share of Applica common stock, par value $0.10 per share (other than shares owned by Applica or Harbinger), would be converted into the right to receive $6.00 in cash, without interest, and Applica would become an indirect wholly owned subsidiary of the Harbinger funds.

        On December 14, 2006, the parties to the merger agreement amended the original merger agreement to provide for an increase of $0.50 in cash per share over the $6.00 in cash per share provided for in the original merger agreement, such that upon completion of the merger, each outstanding share of our common stock (other than shares owned by Applica or Harbinger) will be converted into the right to receive $6.50 in cash, without interest. No other amendments were made to the original merger agreement previously submitted to our shareholders. The original merger agreement as so amended is referred to as the amended merger agreement. The amendment to the merger agreement is attached to the attached supplement as Annex A.

        The attached supplement contains additional information about the amended merger agreement. We urge you to read this document carefully and in its entirety. We also encourage you, if you have not done so already, to review the definitive proxy statement. You should consider the matters discussed under "Special Note Regarding Forward-Looking Statements" on page 2 of the attached supplement before voting. You may also obtain additional information from documents we have filed with the Securities and Exchange Commission.

        The time, date and place of the special meeting to consider and vote upon the adoption of the amended merger agreement remain the same and are as follows:

            11:00 a.m., Eastern Standard Time, on December 28, 2006
                  3633 Flamingo Road, Miramar, Florida 33027

        The record date for the special meeting has not changed. Only holders of our common stock at the close of business on November 27, 2006 are entitled to notice of the special meeting and to vote at the special meeting, except that shares of our common stock that are beneficially owned by Harbinger are not eligible or entitled to vote at the special meeting. All shareholders of record are cordially invited to attend the special meeting in person.

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF OUR COMMON STOCK YOU OWN. The merger cannot be completed unless holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting vote for the adoption of the amended merger agreement. If you do not vote, it will have the same effect as a vote against the merger.

        Whether or not you plan to attend the special meeting in person, please complete, sign, date and return promptly the proxy card enclosed with the definitive proxy statement. If you have already submitted a proxy, you do not need to submit another proxy unless you wish to change your vote. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee. These actions will not limit your right to vote in person if you wish to attend the special meeting and vote in person.

        After careful consideration, our board of directors approved the amended merger agreement and the merger and unanimously declared that the amended merger agreement and the transactions contemplated by the amended merger agreement, including the merger, were advisable for, fair to and in the best interest of Applica shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS  THAT YOU VOTE  "FOR" THE  ADOPTION  OF THE  MERGER  AGREEMENT,  AS
AMENDED.

        Thank you in advance for your cooperation and continued support.

                                By Order of the Board of Directors,


                                /s/ Harry D. Schulman
                                ---------------------------------
                                Harry D. Schulman Chairman of the Board,
                                President and Chief Executive Officer

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This supplement is dated December 15, 2006 and is first being mailed to shareholders on or about December 16, 2006.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INTRODUCTION..................................................................1

UPDATE TO SUMMARY.............................................................1

   PURPOSE OF THE MEETING.....................................................1
   REQUIRED VOTE..............................................................1
   RECOMMENDATION OF OUR BOARD OF DIRECTORS...................................1
   MARKET PRICE OF OUR COMMON STOCK...........................................2

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................2

THE MERGER....................................................................3

   UPDATE TO BACKGROUND OF THE MERGER.........................................3
   RECOMMENDATION OF OUR BOARD OF DIRECTORS...................................3

SUMMARY OF THE AMENDMENTS TO THE MERGER AGREEMENT.............................4

UPDATE TO QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER......5

WHERE YOU CAN FIND MORE INFORMATION...........................................7


ANNEX:

Annex A - Amendment to Agreement and Plan of Merger

                                 INTRODUCTION

        The information provided in the definitive proxy statement dated December 4, 2006, which we refer to in this supplement as the definitive proxy statement, previously mailed to our shareholders on or about December 6, 2006, continues to apply, except as described in this supplement. To the extent information in this supplement differs from, updates or conflicts with information contained in the definitive proxy statement, the information in this supplement is the more current information. If you would like additional copies of the definitive proxy statement, this supplement or a new proxy card or if you have questions about the merger, you should contact our proxy solicitor, Georgeson Inc. at 17 State Street, New York, New York 10004 or call them toll-free at (866) 857-2634. Banks and brokerage firms, please call (212) 440-9800. You may also contact our Investor Relations Department at (954) 883-1000. The definitive proxy statement may also be found on the Internet at www.sec.gov. See "Where You Can Find More Information" on page 7 of this supplement. In this supplement, the terms "we," "our," "ours," and "us" refer to Applica Incorporated and its subsidiaries.


                               UPDATE TO SUMMARY

        This update to the summary, together with the following updated question and answer section, highlights important information discussed in more detail elsewhere in this supplement and in the definitive proxy statement. This updated summary does not contain all of the information you should consider before voting on the amended merger agreement and the merger. To understand the merger more fully, you are urged to read carefully this entire supplement and the amendment to the merger agreement, a copy of which is attached as Annex A to this supplement, the definitive proxy statement and all of its annexes before voting on whether to approve the amended merger agreement and the merger. The amended merger agreement is the legal document that governs the merger.

PURPOSE OF THE MEETING

        You will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of October 19, 2006, among Applica and Buyer and Merger Co (which are subsidiaries of the Harbinger Funds), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 14, 2006, among Applica and Buyer and Merger Co, pursuant to which, upon the merger becoming effective, each outstanding share of Applica common stock, par value $0.10 per share, (other than shares owned by Applica or Harbinger) will be converted into the right to receive $6.50 in cash, without interest.

REQUIRED VOTE

        Under Florida law, the affirmative vote of holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is necessary to adopt the amended merger agreement. Thus, the affirmative vote of holders of common stock representing at least 7,585,151 votes will be required to approve the merger. A failure to vote your shares of our common stock or an abstention will have the same effect as voting against the merger.

        Shares of our common stock that are beneficially owned by Harbinger are not eligible or entitled to vote on the merger at the special meeting.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

        After careful consideration, our board of directors approved the amended merger agreement and the merger and unanimously declared that the amended merger agreement and the transactions contemplated by the amended merger agreement, including the merger, were advisable for, fair to and in the best interest of Applica shareholders. ACCORDINGLY, OUR BOARD OF DIRECTORS
RECOMMENDS  THAT YOU VOTE  "FOR" THE  ADOPTION  OF THE  MERGER  AGREEMENT,  AS
AMENDED.

MARKET PRICE OF OUR COMMON STOCK

        Our common stock is listed on the NYSE under the trading symbol "APN". The closing price of our common stock on the NYSE as of December 14, 2006, the last trading day prior to the public announcement of our execution of the amended merger agreement was $5.76.


               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This supplement, and the documents to which we refer you in this supplement, contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of our company, the expected completion and timing of the merger and other information relating to the merger. Generally these forward-looking statements can be identified by the use of forward-looking terminology such as "anticipate," "believe," "estimate," "expect," "may," "should," "plan," "intend," "project" and similar expressions. For each of these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control. Those risks include, without limitation:

            o the ability to obtain governmental approvals of the merger on the proposed terms and schedule;

            o failure to obtain the approval of the merger proposal at the special meeting of shareholders;

            o the occurrence of any event, change or other circumstances that could give rise to the termination of the amended merger agreement, including a termination under circumstances that could require us to pay a termination fee to Buyer in the amount of $4.0 million plus up to $2.0 million of reasonable documented, third party, out of pocket expenses;

            o the amount of the costs, fees, expenses and charges related to the merger;

            o   the failure of the merger to close for any reason;

            o disruption from the announcement of the merger, and the merger, making it more difficult to maintain relationships with customers, employees or suppliers;

            o the risk that the merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock;

            o the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the amended merger agreement;

            o the uncertainty as to the outcome of the pending litigation filed by NACCO Industries, Inc. and HB-PS Holding Company, Inc. related to the termination of their merger agreement with us and the impact of such litigation on the merger; and

            o other risks detailed in our filings with the Securities and Exchange Commission (the "SEC"), including "Item 1A. Risk Factors" in our Annual Report on Form 10-K for our fiscal year ended December 31, 2005. See "Where You Can Find More Information" on page 7.

                                  THE MERGER

UPDATE TO BACKGROUND OF THE MERGER

        THE DISCUSSION BELOW SUPPLEMENTS THE DESCRIPTION IN THE DEFINITIVE PROXY STATEMENT OF THE BACKGROUND OF THE MERGER.

        Late in the evening of December 13, 2006, we received a letter from NACCO Industries, Inc. offering to acquire our common stock for $6.50 per share in cash (and on December 15, 2006, NACCO publicly announced that, through a subsidiary, it had commenced a tender offer to purchase all of our outstanding common stock at an offer price of $6.50 per share). In accordance with the terms of the merger agreement, we promptly notified Harbinger on December 14, 2006 of our receipt of the offer from NACCO.

        Subsequently, Harbinger submitted to us a definitive binding offer to enter into an amendment to its merger agreement that provides for our shareholders to receive $6.50 in cash per share if the Harbinger merger is completed. Our board held a meeting that same day and discussed the offers from NACCO and Harbinger and its obligations under the Harbinger merger agreement. The meeting was attended by our senior management and legal and financial advisors, as well as a representative of the board's independent legal counsel. At the meeting, the board reviewed and discussed the offers from NACCO and Harbinger with management and the legal and financial advisors. The board also discussed with the legal advisors the provisions of the Harbinger merger agreement relating to competing transactions.

        After consultation with the legal and financial advisors, our board unanimously determined that the merger agreement, as amended, is at least as favorable to our shareholders as the offer made by NACCO, is advisable for, fair to and in the best interests of our shareholders (other than Harbinger and its affiliates) and voted to approve and adopt, and authorized senior management to enter into, the amendment proposed by Harbinger. On December 14, 2006, we executed Amendment No. 1 to the Agreement and Plan of Merger with Harbinger and thereafter issued a press release announcing the amendment.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

        After careful consideration, the board of directors unanimously approved the amended merger agreement and the merger. THE BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT, AS AMENDED.

               SUMMARY OF THE AMENDMENTS TO THE MERGER AGREEMENT

        THE FOLLOWING DISCUSSION SUMMARIZES THE MATERIAL PROVISIONS OF THE AMENDMENT TO THE MERGER AGREEMENT AND IS QUALIFIED BY REFERENCE TO THE AMENDMENT, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THIS SUPPLEMENT AND IS INCORPORATED BY REFERENCE INTO THIS SUPPLEMENT. THE RIGHTS AND OBLIGATIONS OF THE PARTIES ARE GOVERNED BY THE EXPRESS TERMS AND CONDITIONS OF THE MERGER AGREEMENT (WHICH IS INCLUDED AS ANNEX A TO THE DEFINITIVE PROXY STATEMENT), AS WELL AS THE AMENDMENT, AND NOT BY THIS SUMMARY OR ANY OTHER INFORMATION CONTAINED IN THIS SUPPLEMENT. WE URGE YOU TO READ THE MERGER AGREEMENT AND THE AMENDMENT CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS THE DEFINITIVE PROXY STATEMENT AND THIS SUPPLEMENT, BEFORE MAKING ANY DECISIONS REGARDING THE MERGER.

        On December 14, 2006, Applica and Buyer and Merger Co (which are subsidiaries of the Harbinger Funds) entered into an amendment to the Agreement and Plan of Merger, dated as of October 19, 2006. A complete copy of the amendment is included as Annex A to this supplement and is incorporated by reference into this discussion. The following discussion summarizes the material changes to the merger agreement made by the amendment.

INCREASE IN MERGER CONSIDERATION

        The amendment to the merger agreement provides for a $0.50 per share increase in the cash consideration to be received by our shareholders in the merger, from $6.00 to $6.50 in cash, without interest, for each share of our common stock outstanding (other than shares owned by Applica or Harbinger).

   UPDATE TO QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER


        The following questions and answers are intended to address some commonly asked questions regarding the amendment to the merger agreement, the merger and the special meeting. These questions and answers may not address all questions that may be important to you as our shareholder. Please refer to the more detailed information contained elsewhere in this supplement and in the definitive proxy statement.

Q:      WHY ARE  YOU  SENDING  ME  THIS  SUPPLEMENT  TO THE  DEFINITIVE  PROXY
        STATEMENT?

A: We are sending you this supplement to the definitive proxy statement because on December 14, 2006, we entered into an amendment to the merger agreement. This supplement provides information with respect to the amendment to the merger agreement and certain other matters and updates the definitive proxy statement which was previously mailed to you.

Q:      WHAT WILL I NOW RECEIVE IN THE MERGER?

A: Pursuant to the amendment to the merger agreement, upon completion of the merger, you will receive $6.50 in cash, without interest, for each share of our common stock that you own.

Q:      DOES THE BOARD OF DIRECTORS SUPPORT THE AMENDED MERGER AGREEMENT?

A: Yes. Our board unanimously recommends that our shareholders vote "FOR" the adoption of the merger agreement, as amended.

Q:      WHEN AND WHERE IS THE SPECIAL MEETING?

A: The special meeting of shareholders will be held at our executive offices located at 3633 Flamingo Road, Miramar, Florida 33027, on December 28, 2006, at 11:00 a.m., Eastern Standard Time.

Q:      WHO CAN VOTE AT THE SPECIAL MEETING?

A: The record date for the special meeting has not changed. All shareholders of record at the close of business on November 27, 2006, the record date for the special meeting, will be entitled to vote at the special meeting, except that shares of our common stock that are beneficially owned by Harbinger are not eligible or entitled to vote at the special meeting.

Q:      WHAT IF I ALREADY VOTED USING THE PROXY YOU SENT ME EARLIER?

A: First, carefully read and consider the information contained in this supplement. If you have already delivered a properly executed proxy, you will be considered to have voted on the amended merger agreement, and you do not need to do anything unless you wish to change your vote.

Q       CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY PROXY CARD?

A: Yes. You can change your vote at any time before we vote your proxy at the special meeting. You can do so by:

            o delivering a written notice to the corporate secretary of Applica before the special meeting that states that you revoke your proxy;

            o delivering a signed and dated new proxy card before the special meeting in accordance with the instructions included with the proxy card; or

            o   attending the special meeting and voting in person.

        Simply attending the special meeting will not revoke your proxy. If your shares are held in "street name" by your broker, bank, dealer or other nominee, you must follow instructions received from such broker, bank or nominee with this supplement or the definitive proxy statement in order to revoke your vote or to vote at the special meeting.

Q:      WHAT DO I DO IF I HAVE NOT VOTED YET?

A: After carefully reading and considering the information contained in this supplement and the definitive proxy statement, please complete, sign and date your proxy and return it in the postage-paid return envelope enclosed with the definitive proxy statement as soon as possible, so that your shares may be represented at the special meeting. If you sign and send in your proxy and do not indicate how you want to vote, we will vote your proxy in favor of approval of the amended merger agreement. Because the required vote of our shareholders is based upon the number of outstanding shares of our common stock entitled to vote at the special meeting, rather than upon the shares actually voted, the failure by the holder of any such shares to submit a proxy or to vote in person at the special meeting, including abstentions and broker non-votes, will have the same effect as a vote against approval of the amended merger agreement.

Q:      WHAT IS THE STATUS OF NACCO'S OFFER?

A: Please read the section entitled "Background of the Merger" on pages 19-28 of the definitive proxy statement for a summary of our prior dealings with the NACCO Industries, Inc. On December 13, 2006, we received a letter from NACCO offering to acquire our common stock for $6.50 per share in cash. On December 14, 2006, our board unanimously determined that the merger agreement, as amended, is at least as favorable to our shareholders as the offer made by NACCO, is advisable for, fair to and in the best interests of our shareholders (other than Harbinger and its affiliates) and voted to approve and adopt, and authorized senior management to enter into, the amendment proposed by Harbinger. On December 15, 2006, NACCO publicly announced that, through a subsidiary, it had commenced a tender offer to purchase all of our outstanding common stock at an offer price of $6.50 per share.

Q:      WHO CAN ANSWER FURTHER QUESTIONS?

A: If you would like additional copies of this supplement or the definitive proxy statement or a new proxy card or if you have questions about the merger, you should contact our proxy solicitor, Georgeson Inc. at 17 State Street, New York, New York 10004 or call them toll-free at (866) 857-2634. Banks and brokerage firms, please call (212) 440-9800. You may also contact our Investor Relations Department at (954) 883-1000.

                      WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at WWW.SEC.GOV.

        Reports, proxy statements or other information concerning us may also be inspected at the offices of the NYSE at 20 Broad Street, New York, NY 10005.

        Any person, including any beneficial owner, to whom this supplement is delivered may request copies of proxy statements and any documents filed with the SEC or other information concerning us, without charge, by written or telephonic request directed to us at:

                             Applica Incorporated
                              3633 Flamingo Road
                            Miramar, Florida 33027
                         Attention: Investor Relations
                           Telephone: (954) 883-1000
                      investor.relations@applicamail.com

If you would like to request documents from us, please do so by December 20, 2006 to receive them before the special meeting.

        You should rely only on the information contained in this supplement, the definitive proxy statement and the annexes to this supplement and the definitive proxy statement, as well as the documents which we refer to in the definitive proxy statement to vote on the merger agreement, as amended. We have not authorized anyone to provide you with information that is different from what is contained in this supplement or the definitive proxy statement.

        This supplement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.


                                   * * * * *

        YOUR VOTE IS IMPORTANT. To vote your shares, please complete, date, sign and return the proxy card enclosed with the definitive proxy statement as soon as possible. Please contact our proxy solicitor, Georgeson Inc. at 17 State Street, New York, New York 10004 or call them toll-free at (866) 857-2634 if you have any questions about this supplement, the definitive proxy statement or the merger or need assistance with the voting procedures.

                                                                       ANNEX A
                                                                       -------


                AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

        AMENDMENT NO. 1, dated as of December 14, 2006 (this "FIRST AMENDMENT"), to the Agreement and Plan of Merger, dated as of October 19, 2006 (the "MERGER AGREEMENT"), by and among APN Holding Company, Inc., a Delaware corporation ("PARENT"), APN Mergersub, Inc., a Florida corporation and a wholly owned direct subsidiary of Parent ("MERGERSUB"), and Applica Incorporated, a Florida corporation (the "COMPANY"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Merger Agreement.

        WHEREAS,  pursuant  to, and subject to the  limitations  set forth in,
Section 9.2 of the Merger Agreement, the Merger Agreement may be amended, modified, or supplemented only by the written agreement of the parties thereto; and

        WHEREAS, the parties hereto wish to amend the Merger Agreement as set forth below.

        NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


        1. AMENDMENT. Section 3.1(a) of the Merger Agreement is hereby amended by deleting the word "$6.00" in both instances and replacing each with the word "$6.50."

        2.      MISCELLANEOUS.

                (a) GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to Contracts made and wholly performed in such state, without regard to any applicable conflict of laws principles; provided, however, that the Merger will also be governed by the applicable provisions of the FCBA to the extent required thereby.

                (b) COUNTERPARTS. This First Amendment may be executed in two or more counterparts, all of which will be considered one and the same instrument and will become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

                (c)     CONTINUED  FORCE  AND  EFFECT.   Except  as  expressly
amended or modified herein, the provisions of the Merger Agreement are and shall remain in full force and effect.

                (d) AUTHORIZATION AND VALIDITY OF AGREEMENT. The execution and delivery of this First Amendment by each of the parties hereto have been duly authorized and approved by their respective boards of directors and no other corporate action on the part of the parties hereto is necessary to authorize the execution and delivery of this First Amendment. This First Amendment has been, or will be when executed and delivered, duly executed and delivered by each of the parties hereto, and a valid and binding obligation of each of the parties hereto enforceable against each of the parties hereto in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and by general equitable principles.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned has executed, or has caused to be executed, this First Amendment on the date first written above.

                                            APN HOLDING COMPANY, INC.


                                            By: /s/ Philip Falcone
                                                ----------------------------
                                            Name:  Philip Falcone
                                            Title: Vice President and Senior
                                                   Managing Director



                                            APN MERGERSUB, INC.


                                            By: /s/ Philip Falcone
                                                ----------------------------
                                            Name:  Philip Falcone
                                            Title: Vice President and Senior
                                                   Managing Director



                                            APPLICA INCORPORATED


                                            By: /s/ Harry D. Schulman
                                                ----------------------------
                                            Name:  Harry D. Schulman
                                            Title: Chairman and Chief
                                                   Executive Officer